SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 7, 2004

Date of Report (Date of earliest event reported)

INERGY, L.P.

(exact name of Registrant as specified in its charter)

Delaware	0-32453	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Item 5.	Results of Operations and Financial Conditions

Inergy, L.P. (the “Registrant”) is filing the balance sheet of Inergy GP, LLC as of September 30, 2003, which is filed as Exhibit 99.2 to this Current Report, together with the auditors’ report thereon dated November 14, 2003, which is filed as Exhibit 99.1 to this Current Report, each of which is incorporated by reference herein. Inergy GP, LLC is the managing general partner of the Registrant.

Additionally, the Registrant has included as an exhibit to this Current Report an auditors’ consent to the incorporation by reference of this Current Report in previously filed registration statements.

On January 7, 2004, the Registrant amended and restated its agreement of limited partnership, which is filed as Exhibit 99.3 to this Current Report and incorporated herein by reference.

Item 7.	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Auditors, dated January 7, 2004
99.1	Auditors’ Report dated November 14, 2003 on the Balance Sheet of Inergy GP, LLC as of September 30, 2003
99.2	Balance Sheet of Inergy GP, LLC as of September 30, 2003
99.3	Second Amended and Restated Agreement of Limited Partnership of Inergy, L.P.

Item 9.	Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The Registrant announced today that it plans to sell 1,650,000 common units (without giving effect to its pending two-for-one unit split) pursuant to an effective shelf registration statement on Form S-3 previously filed with the Securities and Exchange Commission. The underwriters have the option to purchase up to 247,500 additional units (without giving effect to its pending two-for-one unit split) to cover over-allotments, if any.

The Partnership intends to use the net proceeds from the offering to repay indebtedness.

Lehman Brothers Inc. will act as sole book-running lead manager of the offering. In addition, A.G. Edwards & Sons, Inc., Wachovia Capital Markets, LLC and Raymond James & Associates, Inc. will act as co-managers of the offering.

A copy of the prospectus supplement and related base prospectus relating to the offering may be obtained from Lehman Brothers Inc., c/o ADP Financial Services, Integrated Distribution Services, 1155 Long Island Avenue, Edgewood, NY 11717, Phone: 631.254.7106, Fax: 631.254.7268, email: niokioh_wright@adp.com, or from any of the other underwriters.

This Current Report does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering may be made only by means of a prospectus and related prospectus supplement.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

By:	INERGY GP, LLC Its Managing General Partner

Date: January 7, 2004	By:	/s/ R. Brooks Sherman, Jr. R. Brooks Sherman, Jr. Senior Vice President & Chief Financial Officer (Principal Financial and Accounting Officer)